Write-down and Loss on Sale of Assets	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Sale of Assets and Asset Impairment Charges	Gain (Loss) on Sale and (Write-down) of Assets
During the year ended December 31, 2022, the Company completed the sales of three Aframax / LR2 tankers and one Suezmax tanker for a total price of $68.4 million, with an aggregate gain on sales of $9.4 million. During the year ended December 31, 2022, the previous write-down of $0.6 million for one of these vessels was reversed to reflect its agreed sales price. Three of these vessels were classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021. The Company's consolidated statement of loss for the year ended December 31, 2021 includes write-downs of $4.6 million related to two of these vessels, one of which was written down to its agreed sales price less selling costs and the other was written-down to its estimated sales price less estimated selling costs.
During the year ended December 31, 2021, the Company completed the sale of four Aframax / LR2 tankers for a total price of $56.7 million. The Company's consolidated statement of loss for the year ended December 31, 2021 includes a loss of $2.1 million related to two of these vessels. The remaining two vessels were written down by $1.6 million to their agreed sales price less selling costs during the year ended December 31, 2020.

During the year ended December 31, 2021, the carrying values of three Suezmax tankers and four Aframax / LR2 tankers were written down, and during the year ended December 31, 2020, the carrying values of nine Aframax / LR2 tankers were written down. The vessels were written-down to their estimated fair values, using appraised values provided by third parties. The write-downs were primarily due to a weaker near-term tanker market outlook and a reduction in charter rates as a result of the economic environment, which was impacted by the COVID-19 pandemic. The Company's consolidated statements of (loss) income for the years ended December 31, 2021 and December 31, 2020, include write-downs totaling $85.0 million and $65.4 million, respectively, related to these vessels.

During the year ended December 31, 2022, 2021 and 2020, the Company recorded write-downs of $1.1 million, $0.7 million and $2.9 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair values based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.

During the year ended December 31, 2020, the Company completed the sales of three Suezmax tankers, with an aggregate loss on sales of $2.6 million.

The Company's consolidated statement of income for the year ended December 31, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-U.S. portion of its ship-to-ship support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date.